MERRILL LYNCH
INTERNATIONAL
EQUITY FUND









FUND LOGO










Quarterly Report

August 31, 1996




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
International
Equity Fund
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper



MERRILL LYNCH INTERNATIONAL EQUITY FUND


International
Stock Market
Performance


Bar Graph Depicting Total Return in US Dollars* of the Fund's Top
Ten Country Positions For the Three-Month Period Ended August 31, 1996

Italy             -8.3%
Japan             -8.1%
France            -3.0%
Hong Kong         -2.0%
Australia         -0.1%
Mexico            -0.1%
Sweden            +3.3%
Germany           +4.8%
United Kingdom    +5.1%
Brazil            +5.3%

Source: Financial Times/S&P--Actuaries Index.

[FN]
*For the three-month period ended August 31, 1996, total investment return in US dollars for the Financial Times/S&P--Actuaries World (Ex-US) Index was -2.17%.




DEAR SHAREHOLDER


In aggregate, international equity markets declined during the three months ended August 31, 1996. The decline, which reflected lower share prices in Japan, Southeast Asia and parts of Europe, followed a period marked by downgrades to expectations for profits and of interest rate increases. Overall, during the August quarter, the unmanaged Financial Times/Standard & Poor's--Actuaries World (Ex-US) Index's total return was -2.17% in US dollar terms. The total return for the unmanaged Financial Times/Standard & Poor's--Actuaries US Index was -1.87%.

For the quarter ended August 31, 1996, total returns for Merrill Lynch International Equity Fund's Class A, Class B, Class C and
Class D Shares were -2.76%, -3.06%, -3.09% and -2.93%, respectively. (Results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4--6 of this report to shareholders.) The Fund's underperformance during the August quarter reflected its under-weightings in strong markets such as the United Kingdom and Germany--both returned about 5% in the quarter--and its overweightings of underperforming emerging markets. Our decision to underweight Japanese stocks during the quarter ended August 31, 1996 had a positive impact as the total return for Japanese equities was -8.1% in US dollar terms.


Portfolio Matters
Our investment strategy remains defensive. We further reduced the Fund's total effective equity exposure, after adjusting for the net expected impact of warrants and options. As of August 31, 1996, the Fund's effective equity position was about 85% of net assets, down from 90% three months earlier. A reduction in exposure occurred in Europe, where we reduced the Fund's effective exposure to around 17.9% of net assets from 20.1% through hedging transactions. Significant sales during the August quarter included United Kingdom and German stock index futures (Financial Times Stock Exchange 100 and Deutsche Aktien 30).

The Fund also hedged its position in Japan, where the Fund sold Topix futures. Overall, the Fund's exposure to Japanese equities fell to about 36.7% of net assets from 39.3%. Elsewhere, in developed Pacific Rim markets excluding Japan, we increased the Fund's Hong Kong exposure and reduced its New Zealand exposure, mainly in response to stock selection decisions. The Fund's effective US dollar exposure fell to 24% of net assets from 28%, and we anticipate reducing this currency exposure further should the US dollar appreciate.


Economic and Investment
Environment
Economic activity indicators generally remained robust. In the past three months, the US National Association of Purchasing Managers Index of Manufacturing Activity averaged 52.3 as of August 31, 1996, up from 48.8 during the May quarter. However, despite stronger activity indicators in the United States, the United Kingdom, Japan and Germany during the quarter ended August 31, 1996, global bond yields traded in a narrow range. At August 31, 1996, the US ten-year Treasury note yield was unchanged at 6.9%. Similarly, ten-year Japanese government bond yields were essentially unchanged at around 3.1%. In Europe, ten-year German government bond yields declined slightly to 6.4%, while in the United Kingdom the ten-year UK government bond yield fell to 7.9%.

As we noted in our last shareholder letter, it seemed likely that investors in US Treasury bonds have largely discounted a strengthening in economic growth and potential inflationary risks. However, US profit margins remain at peak levels, and there appears to be little scope for a further expansion in US earnings per share, especially in light of the US dollar's recent strengthening. During the quarter ended August 31, 1996, the Institutional Broker Estimate Service (IBES) consensus earnings per share forecasts for the S&P 500 declined for both 1996 and 1997. Against this background, US equities may be exposed to any tightening in monetary policy and, as a result, a number of other equity markets may experience volatility.

In recent months, all major countries, except Japan, experienced downgrades to IBES earnings expectations for 1996 and 1997. The sharpest downward revisions occurred in France, Italy and emerging Asian markets. Overall, against this background, our investment strategy for the second half of 1996 is defensive. Our return forecasts for the major markets remain quite conservative in the near term.

In Japan, the steady rise in economic growth expectations was associated with rising expectations for both profits growth and interest rates. The equity market has traded in a range between 20,000--22,000 (on the Nikkei 225), which we would characterize as fair value if bond yields stay below 3.5%. However, recently announced new securities issuance by both the Japanese government and the banking system dampened local and foreign demand for equities. As a result, we lowered our short-term return expectations and reduced the Fund's weighting in Japan.

Many emerging markets continued to significantly underperform both their local bond markets and the US equity market. While asset flows to some emerging markets in early 1996 reignited a rally in equity prices, that rise failed to materialize into a general recovery in emerging markets equities. The Fund remained overweighted in emerging markets equities, with current concentrations in Mexico and South Africa. We reduced our weighting in Brazil following a period of strong performance.


In Conclusion
Our investment strategy for the Fund remained defensive. We retained a strategic diversified weighting in emerging markets and the Pacific Rim. However, we believe many larger developed equity markets are potentially overvalued currently. Much of our concern reflects the potential correlation of these larger markets with the US equity market, which our analysis suggests is probably overvalued.

If the yen stabilizes between YEN 105--YEN 110 against the US dollar, we believe the Japanese equity market potentially remains the most attractive of the larger markets. However, in the short term, even the Japanese equity market may pose risks. The risks stem from likely government and bank sector stock issuance in excess of potential near-term demand.

Overall, our defensive investment stance should provide some protection from potential stock market volatility while affording an opportunity to reinvest reserves should a correction occur. Against that background, the Fund has about 15% of net assets in effective cash. Looking ahead, the recovery in global economic activity should provide many companies with reasonable earnings profiles through 1997 and 1998. Many emerging markets may be best placed to benefit from a stronger global growth outlook.

We thank you for your continued interest in Merrill Lynch
International Equity Fund, and we look forward to reviewing our investment outlook and strategy with you in our next shareholder letter.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Andrew Bascand)
Andrew Bascand
Senior Portfolio Manager/
Asset Allocator





(Adrian Holmes)
Adrian Holmes
Co-Portfolio Manager
European Investments





(Grace Pineda)
Grace Pineda
Co-Portfolio Manager
Emerging Markets Investments





(Stephen Silverman)
Stephen Silverman
Co-Portfolio Manager
Pacific Basin Investments

September 26, 1996





PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder on October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Performance
Summary--
Class A Shares***
                                Net Asset Value        Capital Gains
Period Covered               Beginning    Ending        Distributed     Dividends Paid*        % Change**
10/21/94--12/31/94              $11.73    $10.53           $0.091             $0.599              -4.23%
1995                             10.53     11.13             --                --                 +5.70
1/1/96--8/31/96                  11.13     11.61             --                --                 +4.31
                                                           ------             ------
                                                     Total $0.091       Total $0.599

                                                          Cumulative total return as of 8/31/96: +5.59%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.


Performance
Summary--
Class B Shares
                                Net Asset Value        Capital Gains
Period Covered               Beginning    Ending        Distributed     Dividends Paid*        % Change**
7/30/93--12/31/93               $10.00    $11.18             --                 --               +11.80%
1994                             11.18     10.52           $0.091             $0.490             - 0.61
1995                             10.52     11.00             --                 --               + 4.56
1/1/96--8/31/96                  11.00     11.40             --                 --               + 3.64
                                                           ------             ------
                                                     Total $0.091       Total $0.490

                                                         Cumulative total return as of 8/31/96: +20.42%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class C Shares
                                Net Asset Value        Capital Gains
Period Covered               Beginning    Ending        Distributed     Dividends Paid*        % Change**
10/21/94--12/31/94              $11.62    $10.43           $0.091             $0.582             - 4.33%
1995                             10.43     10.90             --                 --               + 4.51
1/1/96--8/31/96                  10.90     11.29             --                 --               + 3.58
                                                           ------             ------
                                                     Total $0.091       Total $0.582

                                                          Cumulative total return as of 8/31/96: +3.56%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares***
                                Net Asset Value        Capital Gains
Period Covered               Beginning    Ending        Distributed     Dividends Paid*        % Change**
7/30/93--12/31/93               $10.00    $11.21             --                 --               +12.10%
1994                             11.21     10.56           $0.091             $0.566             + 0.18
1995                             10.56     11.13             --                 --               + 5.40
1/1/96--8/31/96                  11.13     11.59             --                 --               + 4.13
                                                           ------             ------
                                                     Total $0.091       Total $0.566

                                                         Cumulative total return as of 8/31/96: +23.25%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.

PERFORMANCE DATA (concluded)

Recent
Performance
Results
                                                                                              12 Month   3 Month
                                                            8/31/96   5/31/96      8/31/95    % Change   % Change
ML International Equity Fund Class A Shares*                 $11.61     $11.94     $10.86     +6.91%     - 2.76%
ML International Equity Fund Class B Shares*                  11.40      11.76      10.77     +5.85      - 3.06
ML International Equity Fund Class C Shares*                  11.29      11.65      10.68     +5.71      - 3.09
ML International Equity Fund Class D Shares*                  11.59      11.94      10.87     +6.62      - 2.93
ML International Equity Fund Class A Shares--Total Return*                                    +6.91      - 2.76
ML International Equity Fund Class B Shares--Total Return*                                    +5.85      - 3.06
ML International Equity Fund Class C Shares--Total Return*                                    +5.71      - 3.09
ML International Equity Fund Class D Shares--Total Return*                                    +6.62      - 2.93
Financial Times/S&P--Actuaries World (Ex-US) Index**--Total Return                            +8.36      - 2.17

 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
**An unmanaged capitalization-weighted index comprised of over 1,800 companies in 24 countries, excluding the United States.


Average Annual
Total Return


                                    % Return Without    % Return With
                                      Sales Charge       Sales Charge**

Class A Shares*

Year Ended 6/30/96                        +18.19%           +11.99%
Inception (10/21/94) through 6/30/96      + 5.40            + 2.10
[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return             % Return
                                       Without CDSC         With CDSC**

Class B Shares*

Year Ended 6/30/96                        +17.13%           +13.13%
Inception (7/30/93) through 6/30/96       + 7.93            + 7.33
[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return             % Return
                                       Without CDSC         With CDSC**

Class C Shares*

Year Ended 6/30/96                        +17.08%           +16.08%
Inception (10/21/94) through 6/30/96      + 4.37            + 4.37
[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                    % Return Without     % Return With
                                      Sales Charge       Sales Charge**

Class D Shares*

Year Ended 6/30/96                        +17.98%           +11.78%
Inception (7/30/93) through 6/30/96       + 8.74            + 6.75
[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




SCHEDULE OF INVESTMENTS                                                                                        (in US dollars)
                                                                                                                    Percent of
AFRICA       Industries          Shares Held         Investments                          Cost             Value    Net Assets
South        Banking                 526,940  Nedcor Ltd. (GDR)(d)                   $    5,620,874   $    6,520,882    0.5%
Africa

             Beverages                85,044  South African Breweries Ltd.                2,451,796        2,256,463    0.2

             Entertainment         2,100,000  Sun International (South Africa),
                                              Ltd.                                        2,598,413        2,013,378    0.2

             Mining                   54,000  Anglo American Corp. of South Africa,
                                              Ltd.                                        3,636,072        3,280,936    0.3
                                      65,200  Anglo American Corp. of South Africa,
                                              Ltd. (ADR)(a)                               4,274,593        3,912,000    0.3
                                     159,000  Driefontein Consolidated Ltd. (ADR)(a)      2,395,717        2,027,250    0.2
                                     263,000  Kinross Mines Ltd.                          2,711,745        2,638,796    0.2
                                                                                     --------------   --------------  ------
                                                                                         13,018,127       11,858,982    1.0

                                              Total Investments in South Africa          23,689,210       22,649,705    1.9


Zimbabwe     Beverages             1,624,918  Delta Corporation Ltd.                      2,620,153        4,284,452    0.3

                                              Total Investments in Zimbabwe               2,620,153        4,284,452    0.3


                                              Total Investments in Africa                26,309,363       26,934,157    2.2


EUROPE


Finland      Diversified             103,600  Outokumpu OY                                1,582,507        1,959,618    0.2

             Paper & Forest          628,100  Enso OY (Class A)                           4,574,740        5,370,900    0.4
             Products                615,000  Metsa Serla OY (Class B)                    4,764,160        4,611,846    0.4
                                     293,160  UPM-Kymmene Corporation                     5,742,515        6,726,412    0.6
                                                                                     --------------   --------------  ------
                                                                                         15,081,415       16,709,158    1.4

                                              Total Investments in Finland               16,663,922       18,668,776    1.6


France       Automobiles              52,350  Peugeot S.A.                                7,547,721        5,998,222    0.5

             Banking                  69,200  Compagnie Financiere de Paribas             3,508,929        4,351,316    0.4
                                      94,500  Compagnie Financiere de Suez (Ordinary)     3,718,127        3,392,068    0.3
                                      28,450  Societe Generale de Surveillance S.A.
                                              (Class A)(Ordinary)                         3,018,733        3,130,512    0.3
                                                                                     --------------   --------------  ------
                                                                                         10,245,789       10,873,896    1.0

             Communication            40,200  Alcatel Alsthom Cie Generale
             Equipment                        d'Electricite S.A.                          3,848,764        3,113,078    0.3

             Engineering &            30,000  Bouygues S.A.                               2,970,253        2,918,807    0.2
             Construction

             Financial Services       15,767  EuraFrance S.A.                             4,887,174        6,385,292    0.5

             Foods                    21,200  Groupe Danone S.A. (ADR)(a)                 3,367,962        2,927,460    0.2

             Insurance               117,068  Assurances Generales de France
                                              S.A. (AGF)                                  2,985,825        3,029,614    0.2

             Oil & Related            57,400  Elf Aquitaine S.A.                          4,142,295        4,181,968    0.4

             Steel                   219,640  Usinor Sacilor S.A.                         3,279,715        3,015,603    0.2

                                              Total Investments in France                43,275,498       42,443,940    3.5


SCHEDULE OF INVESTMENTS (continued)                                                                            (in US dollars)

EUROPE                                                                                                              Percent of
(continued)  Industries          Shares Held         Investments                          Cost             Value    Net Assets
Germany      Automobiles              10,600  Volkswagen AG                          $    3,971,409   $    3,940,520    0.3%

             Banking                  17,800  Deutsche Bank AG (Ordinary)                   867,216          879,352    0.1
                                     117,000  Deutsche Bank AG (Warrants)(b)              1,003,241          846,164    0.1
                                                                                     --------------   --------------  ------
                                                                                          1,870,457        1,725,516    0.2

             Chemicals               181,060  Bayer AG (Ordinary)                         3,806,564        6,473,859    0.5
                                      21,132  Henkel KGaA                                   907,822          894,129    0.1
                                     190,188  Henkel KGaA (Preferred)                     7,811,260        7,822,197    0.6
                                                                                     --------------   --------------  ------
                                                                                         12,525,646       15,190,185    1.2

             Engineering &             8,315  Philipp Holzmann AG                         3,181,247        2,062,592    0.2
             Construction

             Machinery &              77,450  Kloeckner Werke AG                          3,951,498        2,659,317    0.2
             Equipment                 6,900  Mannesmann AG                               1,713,447        2,490,436    0.2
                                                                                     --------------   --------------  ------
                                                                                          5,664,945        5,149,753    0.4

             Retail                    9,695  Karstadt AG                                 3,783,415        3,407,502    0.3

                                              Total Investments in Germany               30,997,119       31,476,068    2.6

Greece       Banking                  33,480  Ergo Bank S.A. (Registered)                 1,594,105        1,990,451    0.2

             Food & Household        137,292  Hellenic Bottling Co. S.A.                  2,763,632        4,770,988    0.4
             Products

                                              Total Investments in Greece                 4,357,737        6,761,439    0.6


Hungary      Telecommunications       26,000  Magyar TarKozlesi Reszvenytarsasag
                                              (Ordinary)                                  4,349,463        3,875,455    0.3

                                              Total Investments in Hungary                4,349,463        3,875,455    0.3


Ireland      Insurance             1,217,000  Irish Life PLC                              4,006,737        4,685,852    0.4

             Packaging &           1,161,675  Jefferson Smurfit Group PLC (Ordinary)      3,553,498        3,175,439    0.3
             Containers

                                              Total Investments in Ireland                7,560,235        7,861,291    0.7


Italy        Automobiles           1,180,000  Fiat S.p.A. (Ordinary)                      3,540,591        3,657,219    0.3

             Building &              591,643  Fochi Filippo S.p.A.                        1,874,417           86,200    0.0
             Construction

             Chemicals             6,623,000  Montedison S.p.A.                           6,982,245        4,241,352    0.4

             Diversified           8,003,400  Compagnie Industrial Riunite S.p.A.
                                              (CIR)                                       7,348,440        4,240,212    0.3

             Insurance               275,000  Assicurazioni Generali S.p.A.               6,963,833        6,091,887    0.5
                                   2,227,400  Istituto Nazionale delle Assicurazioni
                                              S.p.A. (INA)                                3,156,353        3,178,839    0.3
                                                                                     --------------   --------------  ------
                                                                                         10,120,186        9,270,726    0.8

             Oil & Related           583,920  Ente Nazionale Idrocarburi S.p.A. (ENI)     2,284,404        2,552,233    0.2

             Telecommunications    2,764,400  STET, Di Risp (Non-Convertible)             6,501,552        6,673,005    0.6

                                              Total Investments in Italy                 38,651,835       30,720,947    2.6


Netherlands  Chemicals               122,815  European Vinyls Corporation
                                              International N.V.                          4,990,011        3,621,354    0.3

             Finance                  63,100  AEGON N.V. (Ordinary)                       1,391,625        3,081,946    0.3

             Financial Services       95,050  Fortis Amev N.V.                            1,492,731        2,859,982    0.2

             Insurance               108,125  Internationale Nederlanden Groep N.V.       1,881,465        3,370,756    0.3

             Packaging &             128,600  Koninklijke KNP BT N.V.                     3,005,375        2,977,713    0.3
             Containers

             Telecommunications       17,618  Royal PTT Nederland N.V.                      640,891          618,287    0.0

             Transportation           60,500  KLM Royal Dutch Airlines                    1,656,767        1,667,179    0.1

                                              Total Investments in the Netherlands       15,058,865       18,197,217    1.5


Norway       Consumer Goods           60,600  Orkla A.S. (Class A)                        3,061,837        3,352,063    0.3

             Oil & Gas               169,475  Saga Petroleum A.S. (Class B)               1,876,383        2,340,304    0.2
             Producers

             Oil & Related            37,690  Norsk Hydro A.S.                            1,578,100        1,731,947    0.1

                                              Total Investments in Norway                 6,516,320        7,424,314    0.6


Poland       Automobiles &            97,200  T.C. Debica S.A.                            1,310,106        2,112,272    0.2
             Equipment

             Engineering &           660,503  Mostostal-Export S.A.                       1,679,914        1,881,637    0.1
             Construction             13,210  Mostostal-Export S.A. (Series E)                4,860            4,825    0.0
                                                                                     --------------   --------------  ------
                                                                                          1,684,774        1,886,462    0.1

                                              Total Investments in Poland                 2,994,880        3,998,734    0.3


Portugal     Diversified             224,900  Sonae Investimentos--SGPS S.A.              5,144,776        6,478,662    0.5

                                              Total Investments in Portugal               5,144,776        6,478,662    0.5


Spain        Engineering &            17,550  Fomento de Construcciones Y
             Construction                     Contratas S.A.                              1,453,057        1,375,700    0.1

                                              Total Investments in Spain                  1,453,057        1,375,700    0.1


Sweden       Automobiles &            79,600  Volvo AB (Class B)                          1,458,749        1,695,408    0.1
             Equipment

             Banking                 257,900  Sparbanken Sverige AB (Class A)             3,027,037        3,214,011    0.3

             Electrical              102,705  Electrolux AB                               4,981,607        5,973,025    0.5

             Engineering &           107,300  SKF AB                                      1,967,545        2,447,477    0.2
             Construction             38,050  SKF AB 'B' Free                               738,751          893,773    0.1
                                     140,795  Svedala Industry                            1,848,943        2,424,566    0.2
                                                                                     --------------   --------------  ------
                                                                                          4,555,239        5,765,816    0.5

             Finance                 137,475  Stadshypotek AB                             2,033,430        3,561,475    0.3

             Forest Products         145,600  Mo och Domsjo AB (Class B)                  3,647,878        4,211,843    0.4
                                   2,297,200  Rottneros Bruks AB                          3,542,973        2,932,227    0.2
                                     299,400  Stora Kopparbergs AB                        3,864,464        4,206,072    0.3
                                                                                     --------------   --------------  ------
                                                                                         11,055,315       11,350,142    0.9

             Insurance                78,350  Skandia Forsakrings AB                      1,786,973        1,840,396    0.2

             Metals & Mining         272,200  Avesta Sheffield AB                         2,440,788        2,754,894    0.2

                                              Total Investments in Sweden                31,339,138       36,155,167    3.0


SCHEDULE OF INVESTMENTS (continued)                                                                            (in US dollars)

EUROPE                                                                                                              Percent of
(concluded)  Industries          Shares Held         Investments                          Cost             Value    Net Assets
Switzerland  Banking                  44,927  CS Holding AG (Registered Shares)      $    4,609,487   $    4,666,621    0.4%

             Chemicals                 5,485  Ciba-Geigy AG (Registered)                  3,825,119        6,932,901    0.6
                                       7,005  Clariant AG                                 2,291,190        2,419,548    0.2
                                                                                     --------------   --------------  ------
                                                                                          6,116,309        9,352,449    0.8

             Diversified              41,550  Oerlikon-Buehrle Holding AG                 4,477,942        4,220,518    0.4

             Jewelry                  11,592  SMH AG (Societe Suisse pour la
                                              Microelectonique et l'Horlogerie)           1,627,957        1,794,023    0.1

             Leisure                   3,682  Fotolabo S.A.                               1,529,233        1,388,507    0.1

             Pharmaceuticals           2,462  Sandoz AG                                   2,696,527        2,933,202    0.2

                                              Total Investments in Switzerland           21,057,455       24,355,320    2.0

Turkey       Beverages             6,208,327  Erciyas Biracilik Ve Malt Sanayii A.S.      4,082,497        3,148,529    0.2

             Metal                22,550,000  Eregli Demir Ve Celik Fabrikalari
             Fabricating                      T.A.S.                                      2,537,377        2,001,325    0.2

             Retail                4,640,824  Migros Turk A.S.                            2,111,166        3,690,835    0.3

                                              Total Investments in Turkey                 8,731,040        8,840,689    0.7


United       Beverages               546,300  Grand Metropolitan PLC (Ordinary)           3,378,498        4,040,473    0.3
Kingdom                              128,650  Matthew Clark PLC                           1,533,586        1,367,474    0.1
                                                                                     --------------   --------------  ------
                                                                                          4,912,084        5,407,947    0.4

             Chemicals               287,000  Inspec Group PLC                              896,471          921,244    0.1
                                     143,500  Inspec Group PLC (Rights)(c)                        0           51,554    0.0
                                                                                     --------------   --------------  ------
                                                                                            896,471          972,798    0.1

             Computer Services       122,220  Misys PLC                                   1,509,825        1,614,124    0.1

             Diversified           1,468,925  Hanson PLC (Ordinary)                       4,327,926        3,619,512    0.3
                                     677,600  Tomkins PLC                                 2,319,318        2,767,745    0.2
                                                                                     --------------   --------------  ------
                                                                                          6,647,244        6,387,257    0.5

             Food & Beverage         532,220  Cadbury Schweppes PLC                       4,103,079        4,264,711    0.4

             Food Processing         249,920  Unilever PLC                                4,614,951        4,955,811    0.4

             Insurance               487,500  Prudential Corp. PLC                        2,379,631        3,293,379    0.3

             Pharmaceuticals         414,950  Glaxo Holdings PLC                          5,152,579        5,953,275    0.5

             Retail                  708,000  Tesco PLC (Ordinary)                        3,035,926        3,345,335    0.3

             Telecommunications    1,110,200  British Telecommunications PLC
                                              (Ordinary)                                  6,097,890        6,511,667    0.5

             Utilities               953,900  British Gas PLC (Ordinary)                  3,591,832        3,054,483    0.3

                                              Total Investments in the
                                              United Kingdom                             42,941,512       45,760,787    3.8


                                              Total Investments in Europe               281,092,852      294,394,506   24.4

LATIN
AMERICA


Argentina    Banking                 168,569  Banco Frances del Rio de la Plata S.A.
                                              (ADR)(a)                                    4,078,507        3,898,158    0.3

             Oil & Related           790,000  Companhia Naviera Perez Companc
                                              S.A.C.F.I.M.F.A. (Class B)                  4,882,504        4,521,513    0.4

             Telecommunications       46,700  Telefonica de Argentina S.A. (Class B)
                                              (ADR)(a)                                    1,137,452        1,114,962    0.1

                                              Total Investments in Argentina             10,098,463        9,534,633    0.8


Brazil       Banking             573,750,000  Banco Bradesco S.A. PN (Preferred)          4,430,630        4,855,111    0.4

             Beverages            10,344,000  Companhia Cervejaria Brahma S.A. PN
                                              (Preferred)                                 5,032,202        6,564,873    0.5

             Telecommunications      238,000  Telecomunicacoes Brasileiras S.A.--
                                              Telebras (ADR)(a)                          10,705,155       17,701,250    1.5

             Utilities               103,250  Companhia Energetica de Minas Gerais S.A.
                                              (CEMIG)(ADR)(a)                             2,650,313        3,071,688    0.3

                                              Total Investments in Brazil                22,818,300       32,192,922    2.7


Chile        Telecommunications       52,825  Compania de Telecomunicaciones de Chile
                                              S.A. (ADR)(a)                               3,756,222        5,163,644    0.4

             Utilities                80,000  Enersis S.A. (ADR)(a)                       2,002,257        2,490,000    0.2

                                              Total Investments in Chile                  5,758,479        7,653,644    0.6


Mexico       Beverages               116,600  Panamerican Beverages, Inc. (Class A)       5,234,832        4,926,350    0.4

             Broadcast--Media         78,000  Grupo Televisa, S.A. de C.V. (GDR)(d)       2,010,348        2,369,250    0.2

             Building &              815,550  Apasco, S.A. de C.V.                        4,523,505        5,497,969    0.4
             Construction

             Forestry                216,000  Kimberly-Clark de Mexico, S.A. de C.V.
                                              (ADR)(a)                                    7,896,272        8,046,000    0.7

             Insurance               814,063  Invercorporacion, S.A. de C.V. 'A1'           107,255          105,248    0.0

             Multi-Industry        1,121,063  Grupo Carso, S.A. de C.V. 'A1'              5,661,341        5,146,833    0.4

             Retail                  431,000  Cifra, S.A. de C.V. 'C'                       710,001          666,401    0.1

             Telecommunications      814,063  Carso Global Telecom, S.A. de C.V. 'A1'     2,145,094        2,319,757    0.2

                                              Total Investments in Mexico                28,288,648       29,077,808    2.4


                                              Total Investments in Latin America         66,963,890       78,459,007    6.5


SCHEDULE OF INVESTMENTS (continued)                                                                            (in US dollars)

MIDDLE                                                                                                              Percent of
EAST         Industries          Shares Held         Investments                          Cost             Value    Net Assets
Israel       Banking               2,099,000  Bank Hapoalim Ltd.                     $    3,513,500   $    3,004,594    0.3%

             Engineering &            58,140  Koor Industries Ltd.                        5,336,358        5,046,449    0.4
             Construction
                                              Total Investments in the Middle East        8,849,858        8,051,043    0.7


PACIFIC
BASIN


Australia    Food & Beverage       2,877,315  Coca-Cola Amatil, Ltd.                     15,727,203       37,458,412    3.1

             Media                   458,847  The News Corp., Ltd. (Ordinary)             2,356,360        2,447,506    0.2
                                     260,450  The News Corp., Ltd. (Preferred)            1,148,701        1,174,885    0.1
                                                                                     --------------   --------------  ------
                                                                                          3,505,061        3,622,391    0.3

             Merchandising            78,500  Amway Asia Pacific Ltd.                     2,536,717        2,404,062    0.2

             Property              1,556,541  Lend Lease Corp.                           20,004,400       25,474,587    2.1

             Resources               191,964  Broken Hill Proprietary Co.                 2,423,961        2,616,068    0.2

                                              Total Investments in Australia             44,197,342       71,575,520    5.9


Hong Kong    Banking               1,564,826  HSBC Holdings PLC                          19,354,506       27,018,142    2.2
                                     132,000  J.C.G. Holdings Ltd.                          124,849          112,675    0.0
                                                                                     --------------   --------------  ------
                                                                                         19,479,355       27,130,817    2.2

             Conglomerates         2,333,325  Hutchison Whampoa Ltd.                     12,386,774       14,123,074    1.2

             Diversified           2,136,000  Swire Pacific Ltd. (Class A)               14,470,683       18,992,499    1.6

             Foods                 2,040,000  C.P. Pokphand Co. Ltd.                        714,790          692,576    0.1
                                  20,838,000  Tingyi (Cayman Islands) Holdings Co.        5,493,255        4,878,011    0.4
                                                                                     --------------   --------------  ------
                                                                                          6,208,045        5,570,587    0.5

             Insurance               698,000  National Mutual Asia Ltd.                     733,581          582,268    0.0

             Property              1,897,000  Cheung Kong (Holdings) Ltd.                13,189,233       13,309,913    1.1
                                  18,166,000  China Overseas Land & Investment            5,085,987        5,697,433    0.5
                                                                                     --------------   --------------  ------
                                                                                         18,275,220       19,007,346    1.6

                                              Total Investments in Hong Kong             71,553,658       85,406,591    7.1


Japan        Automobiles           1,879,000  Suzuki Motor Corp.                         21,118,332       21,444,639    1.8

             Beverages               139,000  Chukyo Coca-Cola Bottling Co., Ltd.         1,835,949        1,496,825    0.1
                                     183,000  Hokkaido Coca-Cola Bottling Co., Ltd.
                                              (Class B)                                   2,818,281        2,391,716    0.2
                                     165,000  Kinki Coca-Cola Bottling Co., Ltd.          2,625,747        2,308,329    0.2
                                     197,000  Mikuni Coca-Cola Bottling Co., Ltd.         3,160,732        2,665,347    0.2
                                     153,000  Sanyo Coca-Cola Bottling Co., Ltd.          2,332,375        2,210,861    0.2
                                                                                     --------------   --------------  ------
                                                                                         12,773,084       11,073,078    0.9

             Capital Goods         4,072,000  Mitsubishi Heavy Industries, Ltd.          28,643,076       32,193,723    2.7

             Chemicals               972,000  Shin-Etsu Chemical Co., Ltd.               19,279,710       17,176,622    1.4

             Containers              906,000  Toyo Seikan Kaisha, Ltd.                   27,433,696       29,102,071    2.4

             Electric                380,000  Chudenko Corp.                             13,592,350       12,171,192    1.0
             Construction            935,000  Kinden Corp.                               16,982,687       14,285,320    1.2
                                     435,000  Sanki Engineering Co., Ltd.                 6,151,018        5,445,007    0.4
                                     448,000  Taihei Dengyo Kaisha, Ltd.                  9,648,236        6,432,398    0.5
                                                                                     --------------   --------------  ------
                                                                                         46,374,291       38,333,917    3.1

             Electrical              981,000  Murata Manufacturing Co., Ltd.             36,563,258       34,851,910    2.9
             Equipment             1,042,000  NEC Corporation                            14,026,740       11,124,896    0.9
                                     532,000  Rohm Co., Ltd.                             22,784,844       31,875,932    2.6
                                                                                     --------------   --------------  ------
                                                                                         73,374,842       77,852,738    6.4

             Iron & Steel            381,000  Maruichi Steel Tube, Ltd.                   6,880,001        6,487,345    0.5

             Office Equipment      1,792,000  Canon Inc.                                 31,370,583       33,316,521    2.8

             Pharmaceuticals         883,000  Sankyo Co., Ltd.                           19,663,821       21,942,936    1.8
                                     633,000  Taisho Pharmaceutical Co., Ltd.            12,492,487       12,700,782    1.1
                                                                                     --------------   --------------  ------
                                                                                         32,156,308       34,643,718    2.9

             Property &            2,080,000  Dai-Tokyo Fire & Marine Insurance
             Casualty                         Co., Ltd.                                  15,360,286       13,860,285    1.1
             Insurance               851,000  Fuji Fire & Marine Insurance Co.,
                                              Ltd.                                        5,819,056        4,464,519    0.4
                                   1,268,000  Koa Fire & Marine Insurance Co., Ltd.       8,833,667        7,690,861    0.6
                                     742,000  Mitsui Marine & Fire Insurance Co.,
                                              Ltd.                                        6,045,628        5,156,098    0.4
                                   1,780,000  Nichido Fire & Marine Insurance Co.,
                                              Ltd.                                       12,945,549       12,369,075    1.0
                                     733,000  Nippon Fire & Marine Insurance Co.,
                                              Ltd.                                        5,400,442        4,344,703    0.4
                                   2,124,000  Sumitomo Marine & Fire Insurance Co.,
                                              Ltd.                                       17,960,159       16,421,169    1.4
                                   1,468,000  Tokio Marine & Fire Insurance Co.,
                                              Ltd.                                       17,341,002       16,753,981    1.4
                                   1,257,000  Yasuda Fire & Marine Insurance Co.,
                                              Ltd.                                        9,408,702        8,191,035    0.7
                                                                                     --------------   --------------  ------
                                                                                         99,114,491       89,251,726    7.4

             Retail                  564,000  Ito-Yokado Co., Ltd.                       29,397,786       29,744,317    2.5
                                     138,000  Sangetsu Co., Ltd.                          4,742,639        3,327,750    0.3
                                                                                     --------------   --------------  ------
                                                                                         34,140,425       33,072,067    2.8

             Tire & Rubber           787,000  Bridgestone Corporation                    14,319,984       12,893,327    1.1

                                              Total Investments in Japan                446,978,823      436,841,492   36.2


Malaysia     Banking                 854,000  Malayan Banking BHD                         7,214,839        8,119,304    0.7
                                   2,434,667  Public Bank (Malaysia) BHD 'Foreign'        4,300,793        4,668,528    0.4
                                                                                     --------------   --------------  ------
                                                                                         11,515,632       12,787,832    1.1

             Broadcasting &          956,000  New Straits Times Press (Malaysia) BHD      5,178,451        5,369,063    0.4
             Publishing

             Telecommunications    2,160,000  Technology Resources Industries BHD         6,854,862        6,238,768    0.5

                                              Total Investments in Malaysia              23,548,945       24,395,663    2.0

SCHEDULE OF INVESTMENTS                                                                                        (in US dollars)

PACIFIC BASIN                    Shares Held/                                                                       Percent of
(concluded)  Industries          Face Amount         Investments                          Cost             Value    Net Assets
New          Chemicals                60,000  Fernz Corporation Ltd.                 $      163,272   $      181,385    0.0%
Zealand

             Electronics              25,000  PDL Holdings Ltd.                             140,651          112,158    0.0

             Finance               2,509,300  Wrightson Ltd.                              1,911,453        1,957,068    0.2

             Foreign         NZ$  12,200,000  New Zealand Government Bonds,
             Government                       9% due 11/15/1996                           7,599,617        8,403,599    0.7
             Obligations

             Telecommunications      227,000  Telecom Corporation of New Zealand            970,676        1,085,760    0.1

             Textiles                298,800  Lane Walker Rudkin Industries, Ltd.           356,852          350,594    0.0

                                              Total Investments in New Zealand           11,142,521       12,090,564    1.0


South        Telecommunications      447,900  Korea Mobile Telecommunications Corp.
Korea                                         (ADR)(a)                                    7,031,105        7,054,425    0.6

             Utilities               232,500  Korea Electric Power Corp.                  9,203,172        8,230,591    0.7

                                              Total Investments in South Korea           16,234,277       15,285,016    1.3


Thailand     Banking                 320,500  Finance One Public Co., Ltd. 'Foreign'      2,622,142        1,583,498    0.1
                                   1,675,300  Krung Thai Bank Public Co., Ltd.            7,939,717        7,217,696    0.6
                                   1,111,400  Phatra Thanakit Public Co., Ltd.
                                              'Foreign'                                  10,496,114        6,589,328    0.6

                                              Total Investments in Thailand              21,057,973       15,390,522    1.3


                                              Total Investments in the
                                              Pacific Basin                             634,713,539      660,985,368   54.8


SOUTHEAST
ASIA

India        Automobiles             144,000  Ashok Leyland Ltd. (GDR)(d)                 1,763,344        1,602,000    0.1
                                     102,000  Ashok Leyland Ltd. (GDR)(d)                 1,304,580        1,134,750    0.1
                                                                                     --------------   --------------  ------
                                                                                          3,067,924        2,736,750    0.2

             Banking                 285,000  State Bank of India                         2,015,768        2,184,732    0.2

             Chemicals                76,100  Reliance Industries Ltd.                      485,816          452,951    0.0

             Financial             1,000,400  Industrial Credit & Investment
             Services                         Corporation of India                        3,286,841        2,144,722    0.2

             Hotels                  100,000  East India Hotels Ltd. (GDR)(d)             2,772,888        2,087,500    0.2

             Real Estate              44,280  Housing Development Finance Corp., Ltd.     3,461,023        3,426,547    0.3

             Utilities               146,500  Bombay Suburban Electric Supply Co. Ltd
                                              (GDR)(d)                                    2,711,447        2,765,187    0.2

                                              Total Investments in India                 17,801,707       15,798,389    1.3


Indonesia    Food & Household      1,285,000  P.T. Wicaksana Overseas International       2,158,799        2,743,968    0.2
             Products

             Telecommunications    2,980,000  P.T. Kabelmetal Indonesia                   3,771,842        1,240,871    0.1

                                              Total Investments in Indonesia              5,930,641        3,984,839    0.3


                                              Total Investments in Southeast Asia        23,732,348       19,783,228    1.6


SHORT-TERM                            Face
SECURITIES                           Amount


             Commercial      US$  20,000,000  Delaware Funding Corp., 5.29%
             Paper*                           due 9/09/1996                              19,973,550       19,973,550    1.7
                                  42,412,000  General Electric Capital Corp., 5.30%
                                              due 9/03/1996                              42,393,268       42,393,268    3.5
                                  12,725,000  Greenwich Funding Corp., 5.32%
                                              due 9/03/1996                              12,719,359       12,719,359    1.0

                                              Total Investments in Commercial Paper      75,086,177       75,086,177    6.2


             Foreign          C$  43,030,000  Canadian Treasury Bills,
             Government                       4.935% due 10/24/1996                      31,320,017       31,273,668    2.6
             Obligations*

                                              Total Investments in Foreign
                                              Government Obligations                     31,320,017       31,273,668    2.6


             US Government                    United States Treasury Bills (e):
             & Agency        US$     800,000    4.90% due 10/24/1996                        794,120          794,256    0.1
             Obligations*            350,000    4.96% due 10/24/1996                        347,396          347,487    0.0
                                     250,000    5.13% due 10/24/1996                        248,076          248,205    0.0
                                   6,000,000    5.155% due 10/24/1996                     5,953,605        5,956,920    0.5
                                   2,000,000    5.165% due 10/24/1996                     1,984,505        1,985,640    0.2

                                              Total Investments in US Government &
                                              Agency Obligations                          9,327,702        9,332,508    0.8


                                              Total Investments in Short-Term
                                              Securities                                115,733,896      115,692,353    9.6


OPTIONS                  Number of Contracts/                                            Premiums
PURCHASED                        Face Amount                                               Paid


             Call Options                150  Bovespa, expiring November 1996 at
             Purchased                        US$55,198                                     450,000          106,918    0.0
                                         138  Bovespa, expiring December 1996 at
                                              US$58,143                                     738,023          409,572    0.0
                                                                                     --------------   --------------  ------
                                                                                          1,188,023          516,490    0.0

             Currency Call        51,000,000  Japanese Yen, expiring September 1996
             Options Purchased                at YEN 105                                  1,198,500        1,611,600    0.2

                                              Total Options Purchased                     2,386,523        2,128,090    0.2


                                              Total Investments                       1,159,782,269    1,206,427,752  100.0


SCHEDULE OF INVESTMENTS (concluded)                                                                            (in US dollars)

OPTIONS                                                                                   Premiums                  Percent of
WRITTEN                 Number of Contracts          Issue                                Received         Value    Net Assets

             Call Options                150  Bovespa, expiring November 1996 at
             Written                          US$55,198                              $     (450,000)  $   (1,190,434)  (0.1)%
                                         138  Bovespa, expiring December 1996 at
                                              US$58,143                                    (738,023)        (802,534)  (0.1)

                                              Total Options Written                      (1,188,023)      (1,992,968)  (0.2)


             Total Investments, Net of Options Written                               $1,158,594,246    1,204,434,784   99.8
                                                                                     ==============
             Variation Margin on Financial Futures Contracts**                                               712,957    0.1

             Unrealized Depreciation on Forward Foreign Exchange Contracts***                                (31,784)   0.0

             Other Assets Less Liabilities                                                                 1,435,690    0.1
                                                                                                      --------------  ------
             Net Assets                                                                               $1,206,551,647  100.0%
                                                                                                      ==============  ======


             Net Asset Value:  Class A--Based on net assets of $115,099,563 and 9,917,133 shares
                                        outstanding                                                   $        11.61
                                                                                                      ==============
                               Class B--Based on net assets of $881,748,084 and 77,371,884 shares
                                        outstanding                                                   $        11.40
                                                                                                      ==============
                               Class C--Based on net assets of $45,664,462 and 4,043,948 shares
                                        outstanding                                                   $        11.29
                                                                                                      ==============
                               Class D--Based on net assets of $164,039,538 and 14,153,410 shares
                                        outstanding                                                   $        11.59
                                                                                                      ==============

          (a)American Depositary Receipts (ADR).
          (b)Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and the number of shares are subject to adjustment under certain conditions until the expiration date.
          (c)The rights may be exercised until 9/11/96.
          (d)Global Depositary Receipts (GDR).
          (e)Securities held as collateral in connection with open futures contracts.
            *Commercial Paper and certain Foreign Government and US Government &
             Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
           **Financial futures contracts purchased as of August 31, 1996 were as follows:


             Number of                                  Expiration
             Contracts    Issue         Exchange           Date               Value
                48     Tokyo-Topix        TFE         September 1996        $ 6,812,333

             Total Financial Futures Contracts Purchased
             (Total Contract Price--$7,479,429)                             $ 6,812,333
                                                                            ===========


             Financial futures contracts sold as of August 31, 1996 were as follows:


             Number of                                  Expiration
             Contracts    Issue         Exchange           Date               Value
               121       DAX Index       DTB          September 1996        $20,765,056
               178        FTSE 100      LIFFE         September 1996         26,969,492
               112       Hang Seng       HKFE         September 1996          8,035,696

             Total Financial Futures Contracts Sold
             (Total Contract Price--$56,132,944)                            $55,770,244
                                                                            ===========

          ***Forward foreign exchange contracts as of August 31, 1996 were as follows:

             Foreign                                                        Unrealized
             Currency                                  Expiration          Appreciation
             Purchased                                    Date            (Depreciation)
             YEN    2,240,680,625                     September 1996        $   (99,008)

             Total (US$ Commitment--$20,750,000)                            $   (99,008)
                                                                            -----------
             Foreign
             Currency Sold

             YEN  804,947,962                          November 1996        $    63,886
             NZ$   12,500,000                          November 1996              3,338

             Total (US$ Commitment--$16,103,255)                            $    67,224
                                                                            -----------

             Total Unrealized Depreciation--Net on
             Forward Foreign Exchange Contracts                             $   (31,784)
                                                                            ===========

PORTFOLIO INFORMATION


Worldwide
Investments as of
August 31, 1996


Ten Largest Industries           Percent of
(Equity Investments)             Net Assets

Banking                             8.4%
Property & Casualty Insurance       7.4
Electrical Equipment                6.4
Telecommunications                  4.9
Chemicals                           4.2
Retail                              3.8
Property                            3.7
Pharmaceuticals                     3.6
Diversified                         3.5
Food & Beverage                     3.5


                                 Percent of
Ten Largest Countries            Net Assets

Japan                              36.2%
Hong Kong                           7.1
Australia                           5.9
United Kingdom                      3.8
France                              3.5
Sweden                              3.0
Brazil                              2.7
Germany                             2.6
Italy                               2.6
Mexico                              2.4


                                 Percent of
Ten Largest Equity Holdings      Net Assets

Coca-Cola Amatil, Ltd.              3.1%
Murata Manufacturing Co., Ltd.      2.9
Canon Inc.                          2.8
Mitsubishi Heavy Industries, Ltd.   2.7
Rohm Co., Ltd.                      2.6
Ito-Yokado Co., Ltd.                2.5
Toyo Seikan Kaisha, Ltd.            2.4
HSBC Holdings PLC                   2.2
Lend Lease Corp.                    2.1
Sankyo Co., Ltd.                    1.8

                                 Percent of
Asset Mix*                       Net Assets

Japan                              36.2%
Europe (Ex-United Kingdom
  and Ireland)                     19.9
Pacific Basin (Ex-Japan)           18.6
Other Emerging Markets             11.0
Cash                                9.6
United Kingdom and Ireland          4.5
[FN]
*Percent of net assets may not equal 100%, and excludes the impact of futures and options.


Financial Futures Contracts
                                                           Percent of
Country                Issue              Exchange         Net Assets

Japan               Tokyo-Topix             TFE               0.6%
United Kingdom        FTSE 100             LIFFE             (2.2)
Germany              DAX Index              DTB              (1.7)
Hong Kong            Hang Seng              HKFE             (0.7)
                                                             -----
                                                             (4.0%)
                                                             =====



EQUITY PORTFOLIO CHANGES


For the Quarter Ended August 31, 1996


Additions

C.P. Pokphand Co. Ltd.
CS Holding AG (Registered Shares)
Cadbury Schweppes PLC
Carso Global Telecom, S.A. de C.V. 'A1'
China Overseas Land & Investment
Cifra, S.A. de C.V. 'C'
Elf Aquitaine S.A.
Fortis Amev N.V.
Henkel KGaA
Inspec Group PLC
Inspec Group PLC (Rights)
Invercorporacion, S.A. de C.V. 'A1'
Misys PLC
Mostostal-Export S.A. (Series E)
Technology Resources Industries BHD
Volkswagen AG

Deletions

Amev N.V. (Ordinary)
Banco Comercial Portugues S.A. (ADR)
Banco O'Higgins S.A. (ADR)
Banco Popular Espanol (Ordinary)
Brierley Investments Ltd.
Compagnie de Saint-Gobain S.A.
Companhia Cervejaria Brahma S.A. PN
   (Warrants)
Hellenic Tellecommunication
   Organization S.A.
Lloyds Bank PLC
Reliance Industries Ltd. (GDS)
Repsol S.A. (Ordinary)
Telekom Malaysia BHD
Usinas Siderurgicas de Minas Gerais--
   Usiminas S.A. (Preferred)



OFFICERS AND TRUSTEES



Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
Edward H. Meyer, Trustee
Charles C. Reilly, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior
  Vice President
Andrew John Bascand, Vice President
Donald C. Burke, Vice President
Adrian Holmes, Vice President
Grace Pineda, Vice President
Stephen I. Silverman, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863


Merrill Lynch
International
Equity Fund
Management
Team


Andrew John Bascand--Senior Portfolio Manager/Asset Allocator. As the Fund's Asset Allocator, Mr. Bascand is primarily responsible for determining the allocation of the Fund's assets among equity markets in Europe, the emerging markets and the Pacific Basin.

Adrian Holmes--Co-Portfolio Manager--European Investments. Mr.
Holmes is primarily responsible for the Fund's European investments.

Grace Pineda--Co-Portfolio Manager--Emerging Markets Investments.
Ms. Pineda is primarily responsible for investments in emerging markets in Europe, Latin America and the smaller markets in the Pacific Basin.

Stephen I. Silverman--Co-Portfolio Manager--Pacific Basin
Investments. Mr. Silverman is primarily responsible for the Fund's investments in the larger Pacific Basin markets.